UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 6, 2023

Neoleukin Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36327	98-0542593
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

188 East Blaine Street, Suite 450

Seattle, Washington 98102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (866) 245-0312

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value	NLTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, Neoleukin Therapeutics, Inc. (the “Company”), Project North Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Neurogene Inc., a Delaware corporation (“Neurogene”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Neurogene, with Neurogene continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”).

This Current Report on Form 8-K (this “Form 8-K”) is being filed to update and supplement the proxy statement/prospectus included in the Registration Statement on Form S-4, File No. 333-274095 (the “Registration Statement”), originally filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 21, 2023, as amended, and declared effective by the SEC on November 13, 2023. Terms used in this Form 8-K, but not otherwise defined, shall have the respective meanings ascribed to such terms in the proxy statement/prospectus.

Following the announcement of the Merger Agreement and as of the date of this Form 8-K, three lawsuits have been filed by purported stockholders of the Company challenging the Merger. The complaints assert claims against the Company and its Board of Directors, and allege that the Registration Statement contains materially false and misleading statements. Additionally, ten demands regarding the disclosures in the Registration Statement and the Merger were received by the Company.

The Company and the other named defendants deny that they have violated any laws or breached any duties to stockholders of the Company, and they believe that no supplemental disclosure is required to the proxy statement/prospectus under any applicable law, rule or regulation. Nevertheless, solely to eliminate the burden and expense of litigation and to avoid any possible disruption to the Merger that could result from such litigation, the Company is providing certain supplemental disclosures as set forth in this Form 8-K. The supplemental information contained in this Form 8-K should be read in conjunction with the proxy statement/prospectus, which the Company urges you to read in its entirety. Nothing in this Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the extent that information in this Form 8-K differs from, or updates, information contained in the proxy statement/prospectus, the information in this Form 8-K shall supersede or supplement the information in the proxy statement/prospectus. The information contained in this Form 8-K speaks only as of the date of this Form 8-K, unless the information specifically indicates that another date applies. Except as otherwise described in this Form 8-K or the documents referred to, contained in or incorporated by reference in this Form 8-K, the proxy statement/prospectus, the annexes to the proxy statement/prospectus and the documents referred to, contained in or incorporated by reference in the proxy statement/prospectus are not otherwise modified, supplemented or amended.

Supplemental Disclosures

All page references are to pages in the proxy statement/prospectus.

1.	Beginning on page 108 of the proxy statement/prospectus, the sixth full paragraph under the subsection entitled “Background of the Merger” is amended and restated as follows (new language underlined):

At a meeting of the Neoleukin board of directors held on December 17, 2022, also attended by members of Neoleukin’s senior management and representatives of Fenwick, the Neoleukin board of directors approved the formation of a transaction committee of the Neoleukin board of directors (the “Transaction Committee”) to review strategic alternatives for the purpose of evaluating a potential acquisition, asset sale, reverse merger, business combination or other transaction. The Neoleukin board of directors appointed M. Cantey Boyd, Erin Lavelle and Sarah Noonberg as the initial members of the Transaction Committee based on its determination that these directors each had expertise that would be useful in connection with a review of potential strategic alternatives, and were each disinterested with respect to a potential transaction and free of any relationship that, in the opinion of the Neoleukin board of directors, would interfere with their exercise of independent judgment in carrying out their responsibility in considering and evaluating a potential strategic transaction. None of the members of the Transaction Committee were at any time provided compensation in connection with their service on the Transaction Committee. In addition, at this meeting, the Neoleukin board of directors discussed Neoleukin’s business plans were it to remain a standalone company.

2.	Beginning on page 115 of the proxy statement/prospectus, the third full paragraph is amended and restated as follows (new language underlined):

On June 6, 2023 and June 8, 2023, Fenwick and Gibson Dunn & Crutcher LLP (“Gibson Dunn”), outside legal counsel to Neurogene, exchanged requests for legal due diligence, and each party provided the other (and its representatives) with access to a virtual data room to share information and legal documentation with the other party and its representatives. From June 6, 2023 through July 16, 2023, each party, with the assistance of its advisors, conducted a due diligence review with respect to the other party, including meetings between members of the senior management of Neoleukin and Neurogene and their respective financial and legal advisors at which the parties reviewed Neurogene, its intellectual property, its product candidates, its development plans and the anticipated market for its product candidates. In addition, during this period, the Transaction Committee held six meetings, also attended by members of Neoleukin’s senior management and representatives of Fenwick and Leerink Partners, to discuss the status of the due diligence and to provide guidance on the terms of the definitive agreements that would be acceptable to Neoleukin. The Transaction Committee was not dissolved following these meetings.

3.

Beginning on page 132 of the proxy statement/prospectus, the second full paragraph under the subsection entitled “Valuation Analysis—Discounted Cash Flow” is amended and restated as follows (new language underlined):

Leerink Partners’ discounted cash flow analysis calculated the estimated present value of the stand-alone, unlevered, after-tax free cash flows that Neurogene was forecasted to generate from October 31, 2023, through December 31, 2041, which unlevered, after-tax free cash flows were derived from the Financial Forecasts. Leerink Partners estimated the net present value of unlevered, after-tax free cash flows after fiscal year 2041 by assuming an annual decline of 10% of such cash flows in perpetuity, which rate of annual decline was selected in consultation with Neoleukin management. These cash flows were discounted to present value as of October 31, 2023, using a discount rate ranging from 10% to 12%, derived from a weighted average cost of capital calculation for Neurogene, which Leerink Partners performed utilizing the capital asset pricing model with inputs that Leerink Partners determined were relevant based on publicly available data and Leerink Partners’ professional judgment, including target capital structure, levered and unlevered betas for certain companies deemed by Leerink Partners to be comparable to Neurogene, and the equity market risk premium and yields for U.S. treasury bonds, and adjusted for Neurogene’s estimated net cash balance of $42.0 million as of October 31, 2023, as provided by management of Neurogene, and estimated proceeds of $95.0 million from the Neurogene pre-closing financing, in order to derive an implied equity value range for Neurogene. This analysis resulted in an implied equity value for Neurogene of approximately $445 million to $560 million and a corresponding implied exchange ratio of approximately 2.6214x to 3.2989x, i.e., an implied equity value for Neurogene that is substantially greater than the implied equity value for Neurogene applying the estimated exchange ratio of 1.7378x utilized by Leerink Partners for purposes of its financial analyses.

4.

Beginning on page 133 of the proxy statement/prospectus, the subsection entitled “Additional Factors Observed by Leerink Partners—Selected Public Companies” is amended and restated as follows (new language underlined):

Additional Factors Observed by Leerink Partners—Selected Public Companies

As additional factors not part of its financial analyses but noted for reference purposes, Leerink Partners reviewed publicly available information relating to the market capitalization of certain U.S.-listed publicly traded companies focused on the development of AAV-gene therapies with pre-commercial lead assets, selected based on Leerink Partners’ professional judgment and experience. These companies, which are referred to as the “Selected Companies”, were:

Company	Lead Relevant Program	Indication(s)	Stage of Development	Price as of 7/17/23	% of 52-week high	Equity Value (in millions)	Enterprise Value (in millions)	Adjusted Equity Value (in millions)
Rocket Pharmaceuticals, Inc.	RP-A501	Danon Disease	Phase 1	$19.49	83%	$1,666	$1,306	$1,154
4D Molecular Therapeutics, Inc.	4D-150	Wet AMD	Phase 2	18.58	73%	792	441	463
MeiraGTx Holdings plc	AAV-RPE65	RPE65- Deficiency	Phase 1⁄2	6.41	57%	399	333	376
Tenaya Therapeutics, Inc.	TN-201	MYBPC3- Associated Hypertrophic Cardiomyopathy	Phase 1b	5.51	72%	410	237	299
Voyager Therapeutics, Inc.	SOD1 Gene Therapy	ALS	Preclinical	9.50	68%	437	139	221
Taysha Gene Therapies, Inc.	TSHA-102	Rett Syndrome in Adults	Phase 1⁄2	0.70	14%	45	20	125
Decibel Therapeutics, Inc.	DB-OTO	OTOF-Related Hearing Loss	Phase 1⁄2	3.35	60%	88	0	110

Leerink Partners noted that although such companies had certain financial and operating characteristics that could be considered similar to those of Neurogene, none of the companies had the same management, make-up, technology, size or mix of businesses as Neurogene and, accordingly, there were inherent limitations on the applicability of such companies to the valuation analysis of Neurogene. In selecting the Selected Companies, based on its professional judgment and expertise, Leerink Partners excluded certain companies meeting the selection criteria described above. These companies were excluded because either (i) the company used technology that, in Leerink Partners’ judgment, differed significantly enough from Neurogene’s technology, (ii) in Leerink Partners’ judgment, a substantial portion of the company’s market value was attributable to non-AAV-gene therapy assets or other platform technologies, or (iii) the company traded at a negative enterprise value.

Leerink Partners calculated the aggregate enterprise value of each of the Selected Companies based upon the closing price of the common stock of each Selected Company on July 17, 2023, and the fully diluted number of shares outstanding, using the treasury stock method. Using the 25th and 75th percentile of the Selected Companies, Leerink Partners derived an enterprise value range for Neurogene and then added Neurogene’s estimated net cash of $42.0 million as of October 31, 2023 and estimated proceeds of $95.0 million from the Neurogene pre-closing financing to derive an adjusted equity value range for Neurogene. Leerink Partners then applied a 20% illiquidity discount to this derived adjusted equity value range for Neurogene, which illiquidity discount was determined by Leerink Partners based upon its professional judgment and expertise. The results of this analysis are summarized as follows:

Neurogene Adjusted Equity Value (in millions)
25th Percentile	$173
75th Percentile	419

Leerink Partners compared these adjusted equity valuations to the proposed Neurogene valuation of $295.0 million based on the proposed valuation and ownership ratio in the Merger Agreement, after giving effect to the Neurogene pre-closing financing of $95.0 million, and also compared the resulting implied exchange ratio range of 1.0184x to 2.4707x to the estimated exchange ratio of 1.7378x. Leerink Partners noted, for the information of the Neoleukin board of directors, that the estimated exchange ratio of 1.7378x utilized by Leerink Partners for purposes of its financial analyses falls within the range of implied exchange ratios derived from these adjusted Selected Public Companies equity valuations.

5.	Beginning on page 134 of the proxy statement/prospectus, the first full paragraph under the subsection entitled “General” is amended and restated as follows (new language underlined):

Leerink Partners is a full-service securities firm engaged in securities trading and brokerage activities as well as investment banking and financial advisory services. Other than its engagement as financial advisor to Neoleukin in connection with the merger, Leerink Partners has not provided investment banking services to Neoleukin, or received compensation from Neoleukin, in the past two years. Leerink Partners has not provided investment banking services to Neurogene, or received compensation from Neurogene, in the past two years. In the ordinary course of business, Leerink Partners may in the future provide investment banking services to Neoleukin, Neurogene or their respective affiliates and would expect to receive customary fees for the rendering of such services. In the ordinary course of its trading and brokerage activities, Leerink Partners has in the past and may in the future hold positions, for its own account or the accounts of its customers, in equity, debt or other securities of Neoleukin, Neurogene or their respective affiliates.

6.

The following disclosure is inserted after the second full paragraph under the subsection entitled “Interests of Neoleukin’s Directors and Executive Officers in the Merger” on page 135 of the proxy statement/prospectus:

As of the date of the Merger Agreement, none of Neoleukin’s current executive officers had entered into, or committed to enter into, negotiated or discussed the terms of any arrangements or other understandings with Neurogene or its affiliates regarding continued service, including equity participation, with the combined company or any of its subsidiaries from and after the effective time. Subsequent to the execution of the Merger Agreement, Sean Smith and Donna Cochener entered into negotiations to provide general transition consulting services with compensation on an hourly basis following the closing of the Merger. Ms. Cochener is also expected to provide consulting services in connection with the CVR Agreement with respect to negotiations and administration of (a) potential dispositions of Neoleukin’s pre-Merger legacy assets and (b) potential reductions of Neoleukin’s legacy lease obligations, in each case with compensation on an hourly basis. It is possible that Neurogene or its affiliates may enter into consulting, employment or other arrangements with Neoleukin’s executive officers in the future.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (“Securities Act”)) concerning Neurogene, the Company, the proposed transactions and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current expectations and beliefs of the management of the Company and Neurogene, as well as assumptions made by, and information currently available to, management of the Company and Neurogene. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Statements that are not historical facts are forward-looking statements. Forward-looking statements in this communication include, but are not limited to, expectations regarding the proposed Merger and financing transactions; the potential benefits and results of such transactions; and the expected timing of the closing of the proposed transactions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the limited operating history of each company; the significant net losses incurred since inception of each company; the ability to raise additional capital to finance operations; the ability to advance product candidates through non-clinical and clinical development; the ability to obtain regulatory approval for, and ultimately commercialize, Neurogene’s product candidates; the outcome of non-clinical testing and early clinical trials for Neurogene’s product candidates, including the ability of those trials to satisfy relevant governmental or regulatory requirements; Neurogene’s limited experience in designing clinical trials and lack of experience in conducting clinical trials; the ability to identify and pivot to other programs, product candidates, or indications that may be more profitable or successful than Neurogene’s current product candidates; expectations regarding the market and potential for Neurogene’s current product candidates; the substantial competition Neurogene faces in discovering, developing, or commercializing products; the negative impacts of the COVID-19 pandemic on operations, including ongoing and planned clinical trials and ongoing and planned non-clinical studies; expectations regarding the potential tolerability, safety or efficacy for Neurogene’s current product candidates; the ability to attract, hire, and retain skilled executive officers and employees; the ability of the Company or Neurogene to protect their respective intellectual property and proprietary technologies; reliance on third parties, contract manufacturers, and contract research organizations; the risk that the conditions to the closing of the proposed transactions are not satisfied, including the failure to obtain stockholder approval for the proposed transactions from both the Company and Neurogene’s stockholders or to complete the transactions in a timely manner or at all; uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of the parties to consummate the proposed transactions; risks related to the Company’s continued listing on the Nasdaq Capital Market until closing of the proposed transactions; risks related to the Company’s and Neurogene’s ability to correctly estimate their respective operating expenses and expenses associated with the proposed transactions, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement or the financing transaction; competitive responses to the proposed transactions; unexpected costs, charges or expenses resulting from the proposed transactions; the outcome of any legal proceedings that may be instituted against the Company, Neurogene or any of their respective directors or officers related to the Merger, the financing transaction, or the proposed transactions contemplated thereby; potential adverse reactions of changes to business relationships resulting from the announcement or completion of the proposed transactions; the effect of the announcement or pendency of the transactions on the Company’s or Neurogene’s business relationships, operating results and business generally; the expected trading of the combined company’s stock on Nasdaq Capital Market under the ticker symbol “NGNE” and the combined company’s ability to remain listed following the proposed transactions; and legislative, regulatory, political and economic developments and general market conditions. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, the Registration Statement, as well as risk factors associated with companies, such as Neurogene, that operate in the biopharma industry. There can be no assurance that the conditions of the proposed transactions will be satisfied or that future developments affecting Neurogene, the Company or the proposed transactions will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Neurogene and the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that the contemplated results of any such forward-looking statements will be achieved. Forward-looking statements in this communication speak only as of the day they are made and are qualified in their entirety by reference to the cautionary statements herein. Except as required by applicable law, the Company and Neurogene undertake no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

This communication contains hyperlinks to information that is not deemed to be incorporated by reference into this communication.

No Offer or Solicitation

This communication and the information contained herein is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transactions or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS COMMUNICATION IS TRUTHFUL OR COMPLETE.

Important Additional Information About the Proposed Transactions Has Been Filed with the SEC

This communication is not a substitute for the Registration Statement or for any other document that the Company has filed with the SEC in connection with the proposed transactions. In connection with the proposed transactions, the Company has filed a Registration Statement on Form S-4 that contains a proxy statement/prospectus of the Company. THE COMPANY URGES INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, NEUROGENE, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders can obtain free copies of the proxy statement/prospectus and other documents filed by the Company with the SEC through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders should note that the Company communicates with investors and the public using its website (www.neoleukin.com), the investor relations website (https://investors.neoleukin.com/) where anyone can obtain free copies of the proxy statement/prospectus and other documents filed by the Company with the SEC and stockholders are urged to read the proxy statement/prospectus and the other relevant materials before making any voting or investment decision with respect to the proposed transactions.

Participants in the Solicitation

The Company, Neurogene and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the Company’s directors and executive officers who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement/prospectus included in the Registration Statement on Form S-4 filed by the Company with the SEC on August 21, 2023, as subsequently amended on September 28, 2023, October 18, 2023 and November 8, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEOLEUKIN THERAPEUTICS, INC.

Date: December 6, 2023	By:	/s/ Donna M. Cochener
Name: Donna M. Cochener
Title: Interim Chief Executive Officer, General Counsel and Corporate Secretary